UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): June 25, 2004
                                                  -------------


                           ENNIS, INC.
 --------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


       TEXAS                       1-5807        75-0256410
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(State or other Jurisdiction  (Commission    (I. R. S. Employer
     of incorporation)         File Number)  Identification No.)



    2441 Presidential Parkway, Midlothian, Texas        76065
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     (Address of principal executive offices)        (Zip Code)



                         (972) 775-9801
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       (Registrant's telephone number, including area code)

                   ENNIS BUSINESS FORMS, INC.
        1510 N. Hampton, Suite 300, DeSoto, Texas  75115
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  (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant
        --------------------------------------------

        Ernst & Young LLP was dismissed on June 24, 2004 as the Company's independent auditors. The Reports of Ernst & Young LLP on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with the audits of the Company's financial statements for each of the two fiscal years ended February 29, 2004, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 24, 2004 is filed as Exhibit 16 to this Form 8-K. Grant Thornton LLP was engaged on June 24, 2004 as the Company's principal accountant to audit the financial statements of the Company. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors.

        During the two years ended February 29, 2004 and February 28, 2003 and subsequent to February 29, 2004 through the date hereof, neither the Company nor anyone on its behalf consulted with Grant Thornton LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Grant Thornton LLP provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Company's former accountant.

        The Company has requested Grant Thornton LLP review the disclosure in this report on Form 8-K and provided Grant Thornton LLP the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which Grant Thornton LLP does not agree with the statements made by the Company in this report. Grant Thornton LLP has advised the Company that no such letter need be issued.

Item 5. Other
        -----

        On June 17, 2004, the Company announced the Shareholders approved the Amendment to the Articles of Incorporation to change the name of Ennis Business Forms, Inc. to Ennis, Inc.

Item 7 (c)  Exhibits
            --------

           16. Letter from Ernst & Young LLP dated June 24, 2004 to the Securities and Exchange Commission.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENNIS, INC.



Date:  June 25, 2004            /s/ Harve Cathey
       -------------            -------------------------------
                                Harve Cathey
                                Vice President Finance
                                and Chief Financial Officer



Date:  June 25, 2004            /s/ Michael D. Magill
       -------------            -------------------------------
                                Michael D. Magill
                                Vice President and Treasurer